UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 31, 2006
Centrue Financial Corporation
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-15025 (Commission File Number)	36-3846489 (I.R.S. Employer Identification Number)

303 Fountains Parkway, Fairview Heights, Illinois (Address of principal executive offices)	62208 (Zip Code)
(618) 624-1323
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Consent of McGladrey & Pullen LLP
Selected Financial Data
Management's Discussion and Analysis of Financial Condition
Financial Statements and Supplementary Data

Item 8.01. Other Events
     As previously disclosed, Centrue Financial Corporation, (the Company) adopted Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” (Statement 123R) effective January 1, 2006. Statement 123R requires that the grant date fair value of equity awards to employees be recognized as a compensation expense over the period during which an employee is required to provide service in exchange for such awards. To enhance the comparability of current and prior period financial information, the Company elected to adopt Statement 123R using “modified retrospective application”, which permits the restatement of prior period financial information based on amounts previously included in pro forma disclosures for those periods required prior to the adoption of Statement 123R under Statement of Financial accounting Standards No. 123, “Accounting for Stock-Based Compensation” (Statement 123). The Company previously accounted for share-based payments to employees under Accounting Principles Board Opinion No. 25, “ Accounting for Stock Issued to Employees,” using the intrinsic value method, which provided that no compensation expense was recognized for an employee stock option if the exercise price of the option equaled the market price of the underlying stock on the date of grant. Accordingly, prior to the adoption of Statement 123R, no compensation expense was recognized by the Company for its employee stock options.
     The Company is filing Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K the information included in Items 6, 7 and 8 of its Annual Report on Form 10-K for the year ended December 31, 2005 to show the effects on prior periods of the adoption of Statement 123R using modified retrospective application. The restated results are consistent with the Company’s previously reported pro forma disclosures required under Statement 123. Except as specifically set forth in the exhibits to this Current Report, the information in the exhibits does not reflect any other events or developments occurring after December 31, 2005.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits.
23.1	Consent of McGladrey & Pullen LLP

99.1	Item 6 — Selected Financial Data

99.2	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 8 — Financial Statements and Supplementary Data

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRUE FINANCIAL CORPORATION
Dated: August 31, 2006	By:	/s/ Thomas A. Daiber
Thomas A. Daiber
Chief Executive Officer